Exhibit 99.1

HNR Acquisition Corp Announces

Business Combination Approved

HOUSTON, TX / November 13, 2023 / HNR Acquisition Corp (NYSE American: HNRA) (the “Company” or “HNRA”) a special purpose acquisition company, announced today that its stockholders have approved the proposed business combination (the “Business Combination”) with Pogo Resources, LLC and its subsidiaries, and to acquire the Grayburg-Jackson oil field in the prolific Permian Basin in Eddy County, New Mexico (“Pogo”) at a special meeting of HNRA stockholders that was held on Monday November 13, 2023.

Each of the proposals presented at the special meeting was approved, and the Business Combination is expected to be consummated as soon as practicable following the satisfaction or waiver of the remaining closing conditions described in the proxy statement for the special meeting. Following the closing of the Business Combination, the common stock of the Company is expected to begin trading on the NYSE American under the current symbol “HNRA”.

In connection with the meeting, stockholders holding 4,063,777 shares out of a possible 4,509,403 shares of HNRA’s common stock (the “Public Shares”) exercised their right to redeem their shares for a pro rata portion of the funds in HNRA’s trust account (the “Trust Account”). The trustee of the Trust Account is calculating the final amount of the funds to be removed from the Trust Account in connection with such redemptions, but the current preliminary calculations are that approximately $44.1 million (approximately $10.86 per Public Share) will be removed from the Trust Account to pay such holders.

About HNR Acquisition Corp

HNRA is a blank check company (otherwise known as a special purpose acquisition company or SPAC) formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

For more information on HNRA, the acquisition and the transaction, please visit the Company website: https://www.hnra-nyse.com/

Forward-Looking Statements

This press release includes “forward-looking statements” that involve risks and uncertainties that could cause actual results to differ materially from what is expected, including the funding of the Trust Account to further extend the period for the Company to consummate an initial business combination, if needed. Words such as “expects,” “believes,” “anticipates,” “intends,” “estimates,” “seeks,” “may,” “might,” “plan,” “possible,” “should” and variations and similar words and expressions are intended to identify such forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements relate to future events or future results, based on currently available information and reflect the Company’s management’s current beliefs. A number of factors could cause actual events or results to differ materially from the events and results discussed in the forward-looking statements. Important factors - including the availability of funds, the results of financing efforts and the risks relating to our business - that could cause actual results to differ materially from the Company’s expectations are disclosed in the Company’s documents filed from time to time on EDGAR (see www.edgar-online.com) and with the Securities and Exchange Commission (see www.sec.gov). Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. In addition, please refer to the Risk Factors section of the Company’s Form 10-K as filed with the SEC on March 31, 2023 and the Risk Factors section of the preliminary proxy statement filed on Schedule 14A on September 11, 2023 for additional information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Investor Relations

Michael J. Porter, President

PORTER, LEVAY & ROSE, INC.

mike@plrinvest.com

Key search words

HNRA, Pogo, oil and gas, reserves, Pogo Resources, HNR Acquisition, Permian Basin, Eddy County, New Mexico, SPAC, HNRAW